UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012

PRIVATEBANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

120 S. LaSalle St. Suite 400 Chicago, Illinois		60603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 564-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 24, 2012, PrivateBancorp, Inc. (the “Company”) announced its earnings results for the second quarter and six months ended June 30, 2012. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures is reported in the attached press release in Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description

99.1	Second Quarter 2012 Earnings Release dated July 24, 2012 (intended to be deemed furnished with the Commission rather than filed pursuant to General Instruction B.2. to Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

Dated: July 24, 2012	By:	/s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Second Quarter 2012 Earnings Release dated July 24, 2012